UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2005

                            CAPITAL BANK CORPORATION


             (Exact name of registrant as specified in its charter)



      North Carolina                  0-30062                 56-2101930
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
of incorporation)                                         Identification Number)


                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (Address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 20, 2005, Capital Bank Corporation (Nasdaq: CBKN) issued a press release announcing its financial results for the quarterly period ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.2 for the Current Report on Form 8-K, the information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1, is furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On July 18, 2005, Capital Bank Corporation (the "Company") hired William R. Lampley (Age 53) as its interim Chief Financial Officer. Mr. Lampley has been hired on an interim basis to replace Richard W. Edwards, who submitted his resignation on July 7, 2005. As previously disclosed in the Company's Current Report on Form 8-K as filed with the Securities and Exchange Commission ("SEC") on July 11, 2005, the Company expects A. Christine Baker, current Treasurer and Secretary of 1st State Bancorp, Inc. ("FSBC") and 1st State Bank and Executive Vice President--Chief Financial Officer of 1st State Bank, to replace Mr. Lampley as the Company's Chief Financial Officer upon successful completion of the proposed merger of FSBC with and into the Company, which is subject to regulatory and shareholder approval as well as other customary closing conditions and which is discussed in more detail in the Company's Current Report on Form 8-K as filed with the SEC on June 29, 2005.

During the last five years, Mr. Lampley has been licensed as a Certified Public Accountant in North Carolina. He is currently and will remain President of William R. Lampley, CPA P.A., which he has owned and operated since January 2005. His firm's principal offering is providing Chief Financial Officer/Controller services to area businesses on an interim basis. From January 2005 through July 15, 2005, Mr. Lampley was the Chief Financial Officer for Capital Land Investment Company, a Raleigh, North Carolina real estate development company, and for The Vantage Group, a Boston-based variable annuity distribution company. Prior to founding his firm, Mr. Lampley was Chief Financial Officer for The Vantage Group for one year. Mr. Lampley also served for two years as the Chief Financial Officer for The Aurora Funds, a venture capital firm located in Research Triangle Park, North Carolina. Prior to that, Mr. Lampley was for two and 1/2 years, the Director of Operations and Chief Financial Officer for Fulcrum Financial Advisors, Inc., a start-up financial planning and product distribution firm located in Raleigh, North Carolina.

Under the terms of his engagement with the Company, the firm of William R. Lampley, CPA PA was hired on an independent contractor basis to provide Chief Financial Officer services for the Company. The period of the engagement is anticipated to be from July 18, 2005 through January 31, 2006. Either party may terminate the agreement with 30 days prior written notice.

ITEM 7.01  REGULATION FD DISCLOSURE.

As previously disclosed, upon successful completion of the proposed merger of FSBC with and into the Company, which is subject to regulatory and shareholder approval as well as other customary closing conditions and which is discussed in more detail in the Company's Current Report on Form 8-K as filed with the SEC on June 29, 2005, the Company plans to consolidate its state-wide operations into FSBC's current offices in Burlington, North Carolina. The Company anticipates that such consolidation will include data processing services, which to date have been provided by FiServe. The Company plans to utilize its current employees, as well as those of FSBC to handle state-wide operations.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

99.1  Press Release dated July 20, 2005.


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ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER WITH 1ST STATE BANCORP, INC.

This communication is being made in respect of the proposed merger transaction involving the Company and FSBC. The proposed transaction will be submitted to the Company's and FSBC's shareholders for their consideration. The Company and FSBC will file a registration statement, a joint proxy statement/prospectus, and other relevant documents concerning the proposed transaction with the SEC. SHAREHOLDERS OF THE COMPANY AND FSBC ARE NOT BEING ASKED TO TAKE ANY ACTION AT THIS TIME BUT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about the Company and FSBC, at the SEC's Website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC
 ------------------
filings that will be incorporated by reference in the joint proxy statement/prospectus can be obtained, without charge, by directing a request to
B. Grant Yarber at PO Box 18949, Raleigh, NC 27619 (800) 308-3971 or A. Christine Baker at PO Box 1797, Burlington, NC 27216-1797 (336) 227-8861.

Each of the Company and FSBC and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and FSBC, as the case may be, in connection with the merger. Information about the directors and executive officers of FSBC and their ownership of FSBC common stock is set forth in the proxy statement, dated January 5, 2005, for FSBC's 2005 annual meeting of shareholders held on February 8, 2005, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of the Company and their ownership of the Company common stock is set forth in the proxy statement, dated April 28, 2005, for the Company's 2005 annual meeting of shareholders held on May 26, 2005, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of such participants may be obtained by reading the joint proxy statement/prospectus when it becomes available.

FORWARD-LOOKING STATEMENTS

Information in this Current Report or in the information filed or furnished with this Current Report contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the possibility that fewer than the required number of Company and FSBC shareholders vote to approve the merger; the occurrence of events that would have a material adverse effect on the Company or FSBC, as described in the merger agreement, including the risk of adverse operating results, delays in obtaining or failure to receive required regulatory approvals; the risk that the merger agreement could be terminated under circumstances that would require FSBC to pay a termination fee of $2 million; the risk that the merger will not be consummated or that Ms. Baker will not enter into an employment agreement with the Company upon consummation of the merger; the actual operations of the acquired branches after the acquisition; the ability of the Company to integrate the operations of FSBC into its operations; and other uncertainties arising in connection with the proposed merger. Additional factors that could cause actual results to differ materially are discussed in documents filed with the SEC by the Company and FSBC, including without limitation Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except as required by law, the Company does not undertake a duty to update any forward-looking statements in this Current Report or in the information filed or furnished with this Current Report.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2005

                            CAPITAL BANK CORPORATION





                             By: /s/B. Grant Yarber
                                 -----------------------
                                 B. Grant Yarber
                                 Chief Executive Officer




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                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibit
-----------       ----------------------

99. 1             Press Release dated  July 20, 2005





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